UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

                        Date of Report: January 4, 2001

                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-21577               84-1100630
(State or other jurisdiction of  Commission File Number     (I.R.S. Employer
incorporation or organization)                           Identification Number)

                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                                 (303) 440-5220
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure

Consistent with the projections given by Wild Oats Markets, Inc. in its last quarterly earnings release, the Company still projects annual earnings per share for 2001 to approximate $0.30-$0.35. Stated on a quarterly basis, earnings per share for 2001 are expected to reflect year-over-year decreases of approximately 70%-80% in the first half of 2001, with the decrease being larger in the first quarter than the second quarter, and year-over-year increases of approximately 65%-75% in the third quarter of 2001 and approximately 175%-200% in the fourth quarter of 2001. These projected year-over-year quarterly comparisons in earnings per share are exclusive of restructuring charges in the second and fourth quarters of 2000. Sequentially in 2001, earnings per share are projected to increase each quarter throughout 2001, with slightly larger increases in the second half of the year. These projected earnings trends result in part from the Company's restructuring initiatives, which were announced initially in May 2000 and expanded in October 2000.

Except for the historical information contained herein, this document contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements include expected future earnings per share, and the future financial measures and the prospects for growth and performance as a result of the Company's restructuring initiatives and strategic plan. The statements made by the Company are based on management's present expectations and actual results may differ from the results indicated or otherwise implied by such forward-looking statements due to certain risks and uncertainties including, but not limited to, the timing and execution of new store openings, relocations, remodels, sales or closures, the timing and results of the Company's restructuring initiatives, the timing and impact of promotional and advertising campaigns, the impact of competition, the availability and integration of acquisitions, changes in product supply, changes in management information needs, changes in customer needs and expectations, governmental and regulatory actions, customer reaction to the Company's strategic plan and remodels, closures and relocations, changes in the overall economy and general industry or business trends or events, as well as the other risks detailed from time to time in the Company's SEC filings, including the quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2000 and the Annual Report on Form 10-K for the fiscal year ended January 1, 2000. These risk factors may not be an all-inclusive enumeration of the business risks faced by Wild Oats. Investors should recognize that the reliability of any projected financial data diminishes the farther in the future the data is projected. The statements made by management of the Company and summarized above represent their views as of the date of this Form 8-k filing, and it should not be assumed that the statements made herein remain accurate as of any future date. Wild Oats does not presently intend to update these statements and undertakes no duty to any person to effect any such update under any circumstances.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 4th day of January, 2001.

                         Wild Oats Markets, Inc.

                         By  /s/ Mary Beth Lewis
                             Mary Beth Lewis
                             Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

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